SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2005

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

a)	Reference is made to the press release dated May 25, 2005, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

10.1	Asset Purchase Agreement dated as of May 20, 2005, by and among Lippert Components Manufacturing, Inc., Banks Corporation, William P. Banks and John K. Banks.

10.2	Non-Competition Agreement dated as of May 20, 2005, by and between Lippert Components Manufacturing, Inc. and William P. Banks.

10.3	Non-Competition Agreement dated as of May 20, 2005, by and between Lippert Components Manufacturing, Inc. and John K. Banks.

10.4	Amendment to Asset Purchase Agreement by and among Lippert Components Manufacturing, Inc., Banks Corporation, William P. Banks and John K. Banks.

10.5	Contract for Purchase and Sale of Real Estate by and between Lippert Components Manufacturing, Inc. and Banks Enterprises, Inc.

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ Fredric M. Zinn Fredric M. Zinn Executive Vice President and Chief Financial Officer

Dated: July 18, 2005